UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 16, 2010

VOYAGER OIL & GAS, INC.

(formerly known as ante4, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	0-50848	77-0639000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2812 1st Ave N, Suite 506
Billings, MT 59101

(Address of principal executive offices, including zip code)

(406) 245-4902

(Registrant’s telephone number, including area code)

5700 Wilshire Blvd., Suite 625,

Los Angeles, California 90036

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K dated April 16, 2010, filed by Voyager Oil & Gas, Co. (“Voyager”) with the Securities and Exchange Commission on April 22, 2010 (the “Closing 8-K”), announcing the acquisition of Plains Energy Investments, Inc., a Nevada Corporation (the “Company”).  The information previously reported in the Closing 8-K is hereby incorporated by reference into this Form 8-K/A.  This 8-K/A amends Item 9.01 of the Closing 8-K to provide financial statements and pro forma financial statements related to the acquisition of the Company within 71 days after April 16, 2010 pursuant to Items 9.01(a)(4) and 9.01(b)(2).

Item 9.01               Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired:

1.               Audited Financial Statements of Plains Energy Investments, Inc. for the years ended December 31, 2009 and December 31, 2008 and for the period from inception (April 18, 2008) through December 31, 2009.

2.               Unaudited Consolidated Condensed Interim Financial Statements for the Three Months ended March 31, 2010 and for the period from inception (April 18, 2008) through March 31, 2010.

(b)           Pro forma financial information:

1.               Unaudited Pro Forma Condensed Consolidated Combined Financial Statements for the year ended December 31, 2009 and the three months ended March 31, 2010.

(c)           Shell company transactions:  None.

(d)           Exhibits:

10.1	Reger Employment Agreement dated April 16, 2010 — incorporated by reference to exhibit 10.1 to the Registrant’s Form 8-K filed April 22, 2010.

10.2	Thompson Employment Agreement dated April 16, 2010 — incorporated by reference to exhibit 10.2 to the Registrant’s Form 8-K filed April 22, 2010.

99.1

Audited Financial Statements of Plains Energy Investments, Inc. for the years ended December 31, 2009 and December 31, 2008 and for the period from inception (April 18, 2008) through December 31, 2009.

99.2	Unaudited Consolidated Condensed Interim Financial Statements for the Three Months ended March 31, 2010 and for the period from inception (April 18, 2008) through March 31, 2010.

99.3	Unaudited Pro Forma Condensed Consolidated Combined Financial Statements for the year ended December 31, 2009 and the three months ended March 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2010

VOYAGER OIL & GAS, INC.

/s/ James Russell (J.R.) Reger
James Russell (J.R.) Reger
Chief Executive Officer

EXHIBIT INDEX

Voyager, Inc.

Form 8-K Current Report

Exhibit Number	Description
10.1	Reger Employment Agreement dated April 16, 2010 — incorporated by reference to exhibit 10.1 to the Registrant’s Form 8-K file April 22, 2010.

10.2	Thompson Employment Agreement dated April 16, 2010 — incorporated by reference to exhibit 10.2 to the Registrant’s Form 8-K filed April 22, 2010.

99.1

Audited Financial Statements of Plains Energy Investments, Inc. for the years ended December 31, 2009 and December 31, 2008 and for the period from inception (April 18, 2008) through December 31, 2009.

99.2	Unaudited Consolidated Condensed Interim Financial Statements for the Three Months ended March 31, 2010 and for the period from inception (April 18, 2008) through March 31, 2010.

99.3	Unaudited Pro Forma Condensed Consolidated Combined Financial Statements for the year ended December 31, 2009 and the three months ended March 31, 2010.